WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO

        Supplement dated October 19, 1998 to Prospectus dated May 1, 1998


The  following  paragraph  replaces the  paragraph  found on page 50, right hand
column  under  the  heading   "SUB-ADVISERS  -  MERIDIAN  INVESTMENT  MANAGEMENT
CORPORATION"

                              o Portfolio Manager:

Meridian's  Investment  Committee  determines  the  guidelines  for  asset, country, industry and securities weightings based on Meridian's proprietary quantitative research methods. The Committee is comprised of Dr. Craig T. Callahan and Patrick S. Boyle. Dr. Craig T. Callahan is Chairman of the Investment Committee and Chief Investment Officer of Meridian, and directs Meridian's investment research and analysis. Dr. Callahan obtained his D.B.A. from Kent State University. Patrick S. Boyle, a Chartered Financial Analyst, serves as Portfolio Manager and member of Meridian's Investment Committee. Mr. Boyle's domestic research concentrates on the leisure, transportation, telecommunications and utilities sectors. Mr. Boyle holds a Bachelor of Science in Business Administration and a Master of Science in Finance from the University of Denver and is a General Securities Representative with the National Association of Securities Dealers, Inc. In performing sub-advisory services, Meridian may draw upon additional members of its research team. These employees are generally specialists within Meridian's research department. However, the Investment Committee supervises the members of the research department and remains fully responsible for all such services.


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